United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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W&R TARGET FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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W&R Target Funds, Inc.

Small Cap Value Portfolio

December 15, 2006

Dear Shareholder:

You are cordially invited to attend a Special Meeting of shareholders of Small Cap Value Portfolio (the "Fund"), a series of the W&R Target Funds, Inc. (the "Corporation"), which will be held on February 2, 2007, at 1:00 p.m., Central time, 6300 Lamar Avenue, Overland Park, Kansas.

The purpose of the Special Meeting is to ask you to approve (1) a proposed new investment sub-advisory agreement between Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment adviser, and BlackRock Capital Management, Inc. ("BCM"), an indirect subsidiary of BlackRock, Inc. ("BlackRock"), and (2) a "manager of managers" structure for the Fund whereby WRIMCO, would be able to make changes to the Fund's sub-advisers and materially amend investment sub-advisory agreements related to the Fund without obtaining shareholder approval.

On September 29, 2006, Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. ("BlackRock") to form a new asset management company ("New BlackRock") (the "Transaction"). Based in New York, BlackRock managed assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. New BlackRock is governed by a board of directors with a majority of independent members. The Transaction was approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's former majority shareholder.

Prior to the Transaction, BlackRock Financial Management, Inc. ("BFM"), an affiliate of BCM, served as the Fund's sub-adviser pursuant to a sub-advisory agreement with WRIMCO ("Prior Agreement"). As a result of the Transaction, BCM provides equity portfolio management services to BFM's former clients, including the Fund. The Transaction could be determined to be an assignment of the Prior Agreement under the Investment Company Act of 1940, as amended, resulting in the automatic termination of the Prior Agreement. As a result, WRIMCO proposed, and the Corporation's Board of Directors unanimously approved, both an interim and a new sub-advisory agreement with BCM ("Proposed Agreement") on the same terms as the Prior Agreement with BlackRock Financial Management, Inc. ("BFM") (BCM is an affiliate of BFM as noted above and is the new contracting entity on all U.S. equity portfolios managed out of New BlackRock's Boston office). The Proposed Agreement will not change the Fund's investment goal and strategies currently in place. The sub-advisory fee rate payable by WRIMCO to BCM under the Proposed Agreement will remain the same as under the Prior Agreement with BFM. In addition, the overall fees the Fund currently pays for management and investment advisory services will stay the same.

The manager of managers structure would allow WRIMCO, with the approval of the Corporation's Board of Directors, to make changes to the Fund's sub-advisers and materially amend investment sub-advisory agreements related to the Fund without holding a shareholder meeting, subject to certain conditions. This would give the Corporation's Board of Directors and WRIMCO increased flexibility and eliminate the Fund's expense of holding shareholder meetings whenever the Board and WRIMCO seek to hire or replace a sub-adviser to the Fund.

Please review the enclosed material carefully for more information about the proposals.

Your vote is important. The Corporation's Board of Directors has unanimously approved the Proposed Agreement and the proposed manager of managers structure, and recommends that you approve both proposals. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person.

If you prefer, you may vote by telephone with a toll-free call to the telephone number, 1-888-221-0697, and follow the recorded instructions. You may also vote via the Internet by logging on to www.proxyweb.com and follow the instructions that will appear. It is important that you vote promptly.

Sincerely,
Henry J. Herrmann
President

Small Cap Value Portfolio Shareholders

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Q & A

Q: What am I being asked to vote "For" on this proxy?

A: You are being asked to vote for a proposal to approve a new sub-advisory agreement for your Fund, between Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment adviser, and BlackRock Capital Management, Inc. ("BCM") ("Proposed Agreement"). BCM serves as the sub-adviser to the Fund pursuant to an interim sub-advisory agreement ("Interim Agreement"), since the prior sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), BCM's affiliate, ("Prior Agreement") terminated upon completion of the Transaction as described below. The terms of the Proposed Agreement are substantially identical to the terms of the Prior Agreement. No change in advisory fee rates or scope of services is being proposed.

In addition, you are being asked to approve a "manager of managers" structure for the Fund. This structure would allow WRIMCO, with the approval of the Board of Directors of W&R Target Funds, Inc. ("Board"), to make changes to the Fund's sub-advisers and materially amend investment sub-advisory agreements related to the Fund without obtaining shareholder approval, subject to certain conditions. This effectively would allow WRIMCO to hire and replace sub-advisers to the Fund, subject to Board approval. If you approve the structure, the Fund would be able to implement a manager of managers structure in the event either (1) the Securities and Exchange Commission ("SEC") adopts a proposed rule allowing funds to operate with this structure or (2) the Fund applies for and is granted an SEC exemptive order.

The Board of Directors unanimously recommends that you vote "FOR" both proposals.

Q: Why did you send me this booklet?

A: You are receiving these proxy materials - a booklet that includes the Proxy Statement and the accompanying proxy card - because you have the right to vote on important proposals concerning your investment in the Fund.

Q: Why are we being asked to vote on the Proposed Agreement?

A: On September 29, 2006, Merrill Lynch Co., Inc. ("Merrill Lynch") contributed its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, Inc. ("BlackRock"), to form a new asset management company ("New BlackRock") that has approximately $1 trillion in assets under management (the "Transaction"). BlackRock was (and remains) the parent company of BCM and BFM. New BlackRock is governed by a board of directors with a majority of independent members. The Transaction could be determined to be an assignment of the Prior Agreement of the Fund under the Investment Company Act of 1940, as amended ("1940 Act"), which would have resulted in the automatic termination of the Prior Agreement with BFM. To prevent any potential disruption in services resulting from the completion of the Transaction, WRIMCO proposed, and the Board unanimously approved, the Interim Agreement and the Proposed Agreement with BCM, an affiliate of BFM, on substantially identical terms as the Prior Agreement with BFM. The Interim Agreement with BCM became effective as of the completion of the Transaction and will remain in effect until the Proposed Agreement is approved by shareholders, but in no case for a period longer than 150 days; therefore, shareholder approval is sought for the Proposed Agreement. The sub-advisory fee rate payable by WRIMCO to BCM will remain the same under the Proposed Agreement as under the Prior Agreement.

Q: What is the rationale for the Transaction?

A: The contribution of MLIM to BlackRock forms a pre-eminent, diversified global money management organization with approximately $1 trillion in assets under management. New BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The Transaction is anticipated to create operating efficiencies and New BlackRock is expected to offer its clients enhanced portfolio management capabilities.

Q: How is the Proposed Agreement different from the Prior Agreement?

A: The terms of the Proposed Agreement are substantially identical to the Prior Agreement. It differs only in its beginning date and the entity serving as the investment sub-adviser (although the Fund will be managed by the same team that was responsible for the day-to-day management of the Fund under the Prior Agreement). See the Proxy Statement for more information about the Proposed Agreement and the Prior Agreement.

Q: Will there be a change in the investment management fees paid by my Fund?

A: No. The investment management fees will stay the same.

Q: Will the Fund's current portfolio manager continue to manage the Fund following the Transaction?

A: Yes, the current portfolio manager continues to manage the Fund following the Transaction, and is anticipated to do so, using the same investment objective and strategies.

Q: What is a "manager of managers" structure?

A: Under the Corporation's current structure, WRIMCO serves as the investment manager for each Fund within the Corporation. Currently, WRIMCO has hired an investment sub-adviser to manage the assets of the Fund (and is asking shareholders to approve hiring BCM). If WRIMCO were to believe that a sub-adviser should be changed, WRIMCO would make a recommendation to the Board, and if the Board agreed with WRIMCO's recommendation, the Board would seek shareholder approval by convening a shareholder meeting seeking approval of the new sub-adviser.

If approved, the manager of managers structure will allow WRIMCO, with the Board's approval (including a majority of its Directors that are not "interested persons" (as defined in the 1940 Act)), to make changes to the Fund's sub-advisers and materially amend investment sub-advisory agreements related to the Fund without holding a shareholder meeting, subject to certain conditions. This will give the Board and WRIMCO increased flexibility and eliminate the Fund's expense of holding shareholder meetings whenever the Board and WRIMCO seek to hire or replace a sub-adviser. Under the structure, WRIMCO will monitor each sub-adviser's performance and make recommendations to the Board about whether its sub-advisory agreement should be continued, modified or terminated.

Q: How does the Board of Directors recommend that I vote on these proposals?

A: The Board of Directors believes that each proposal is in the best interests of the Fund and its shareholders. The Board of Directors unanimously recommends that you vote "FOR" both Proposals.

Q: How can I vote my proxy?

A: Please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Q: Will the Fund pay for this proxy solicitation?

A: No. BlackRock and Merrill Lynch have agreed to pay the costs of this proxy solicitation, as well as the other costs of the special meeting of Fund shareholders.

It is important that you vote your proxy promptly. Please help keep the costs of this proxy solicitation reasonable by voting today.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on February 2, 2007

Small Cap Value Portfolio

A Special Meeting of shareholders of Small Cap Value Portfolio (the "Fund"), a series of the W&R Target Funds, Inc. (the "Corporation"), will be held at 6300 Lamar Avenue, Overland Park, Kansas, at 1:00 p.m., Central time, on February 2, 2007. At the Special Meeting, shareholders will be asked to vote on the following proposals:

1.	To approve a new sub-advisory agreement between Waddell & Reed Investment Management Company ("WRIMCO") and BlackRock Capital Management, Inc.; and

2.
To authorize a "manager of managers" structure for the Fund whereby WRIMCO will be able to make changes to the Fund's sub-advisers and materially amend investment sub-advisory agreements related to the Fund without obtaining shareholder approval; and

3.	To transact any other business that properly comes before the Special Meeting.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

The Corporation's Board of Directors unanimously recommends that shareholders vote "FOR" each proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote "AGAINST" any such adjournment those proxies to be voted against that proposal.

Shareholders of record at the close of business on November 20, 2006 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Directors,

Kristen A. Richards
Assistant Secretary

December 15, 2006
Overland Park, Kansas

W&R TARGET FUNDS, INC.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

Proxy Statement

December 15, 2006

Special Meeting of Shareholders of Small Cap Value Portfolio

To be held on February 2, 2007

This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (the "Proposals") for Small Cap Value Portfolio (the "Fund"), a series of W&R Target Funds, Inc. (the "Corporation"). The Corporation's Board of Directors (the "Board," the members of which are referred to herein as the "Directors") is soliciting your vote for a Special Meeting of shareholders of the Fund (the "Special Meeting") to be held at 6300 Lamar Avenue, Overland Park, Kansas on February 2, 2007 at 1:00 p.m., Central time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

Solicitation of Proxies

The Board is soliciting votes from shareholders of the Fund by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about December 15, 2006. Shareholders of record at the close of business on November 20, 2006 (the "record date") are entitled to vote at the Special Meeting.

The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

OVERVIEW

You are being asked to vote on two Proposals - (1) to approve a new sub-advisory agreement between Waddell & Reed Investment Management Company ("WRIMCO") and BlackRock Capital Management, Inc. ("BCM") (the "Proposed Agreement") with respect to the Fund, and (2) to adopt a "manager of managers" structure for the Fund whereby WRIMCO will be able to make changes to the Fund's sub-advisers and materially amend investment sub-advisory agreements related to the Fund without obtaining shareholder approval.

With respect to Proposal 1, as explained below, the Proposed Agreement for the Fund is substantially identical to the interim sub-advisory agreement currently in effect for the Fund between WRIMCO and BCM (the "Interim Agreement") and to the prior sub-advisory agreement for the Fund between WRIMCO and BCM's affiliate, BlackRock Financial Management, Inc. ("BFM") (the "Prior Agreement"). The Interim Agreement with BCM, as approved by the Board, became effective upon the completion of the Transaction, as described below, and will remain in effect until the Proposed Agreement is approved by shareholders, but in no case for a period longer than 150 days.

Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, Inc. ("BlackRock"), the parent company of BCM, to form a new asset management company ("New BlackRock") on September 29, 2006 (the "Transaction").

Based in New York, BlackRock managed assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. New BlackRock operates under the BlackRock name and is governed by a board of directors with a majority of independent members. New BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. As a result of the Transaction, it has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. BCM is an affiliate of BFM and is the provider of the advisory services for all U.S. equity portfolios managed out of New BlackRock's Boston office.

As a result of the Transaction, Merrill Lynch has a 49.8% economic interest and a 45% voting interest in New BlackRock, and The PNC Financial Services Group, Inc. ("PNC"), which held a majority interest in BlackRock, will retain approximately 34% of New BlackRock's voting stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of New BlackRock's board in order to assure the board's independence. The Transaction was approved by the boards of directors of Merrill Lynch, BlackRock and PNC.

The Transaction could be determined to have been an assignment of the Prior Agreement under the Investment Company Act of 1940, as amended ("1940 Act"), resulting in the automatic termination of the Prior Agreement. To prevent any potential disruption in sub-advisory services, WRIMCO proposed, and the Board unanimously approved, (1) termination of the Prior Agreement with BFM, (2) adoption of the Interim Agreement with BCM on substantially identical terms as the Prior Agreement, and (3) adoption of the Proposed Agreement with BCM on substantially identical terms as the Interim Agreement and the Prior Agreement. BCM provides equity portfolio management services to BFM's prior clients, including the Fund. The sub-advisory fee rate payable to BCM will remain the same under the Proposed Agreement.

The Board has considered the matter and have concluded that it is appropriate and in the best interests of the Fund and its shareholders for WRIMCO to enter into the Proposed Agreement for the Fund. Under the 1940 Act, WRIMCO cannot enter into the Proposed Agreement unless the Fund's shareholders vote to approve the Proposed Agreement. No change in the sub-advisory fee rate payable by WRIMCO or in the scope of services from those under the Interim Agreement or Prior Agreement is being proposed.

In Proposal 2, shareholders are being asked to approve a "manager of managers" structure for the Fund. A manager of managers structure would allow WRIMCO, with the Board's approval, to make changes to the Fund's sub-advisers and materially amend investment sub-advisory agreements related to the Fund without obtaining shareholder approval, subject to certain conditions. This effectively would allow WRIMCO to hire and replace sub-advisers to the Fund, subject to Board approval. Normally, shareholders of a mutual fund must approve any new investment advisory agreement related to a mutual fund including one between the investment manager and an investment sub-adviser.

The Board has carefully considered the matter and have concluded that it is appropriate and in the best interest of the Fund and its shareholders for the Fund to use a "manager of managers" arrangement.

Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE BOTH PROPOSALS.

PROPOSAL 1
PROPOSED AGREEMENT

Introduction

Shareholders are being asked to approve the Proposed Agreement between WRIMCO and BCM with respect to the Fund. On August 30, 2006, the Board, including all of the Directors who are not "interested persons" of the Corporation, WRIMCO, BCM or Merrill Lynch (the "Disinterested Directors"), unanimously voted to approve the Proposed Agreement and to recommend the Proposed Agreement to Fund shareholders for approval. If approved by the shareholders, the Proposed Agreement will take effect on the date of such approval. The Proposed Agreement will remain in effect through September 30, 2007 and will continue in effect thereafter only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a majority of the Directors and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Disinterested Directors.

At its meeting on August 30, 2006, the Board considered that the Transaction was anticipated to be completed before the date of the Special Meeting and receipt of shareholder approval of the Proposed Agreement. Accordingly, the Board, including all of the Disinterested Directors, unanimously approved the termination of the Prior Agreement, effective upon the completion of the Transaction, and also approved the Interim Agreement between WRIMCO and BCM with respect to the Fund pursuant to Rule 15a-4 under the 1940 Act.

This Rule, under certain circumstances, allows an interim advisory agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under the interim advisory agreement do not exceed the fees payable under the predecessor agreement that had been approved by shareholders and certain other contractual provisions are included in the interim agreement. The Interim Agreement requires all advisory fees earned by BCM to be escrowed pending approval by Fund shareholders of the Proposed Agreement. If the Proposed Agreement is not approved, BCM will be entitled to receive from escrow the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on the amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned). The Interim Agreement took effect upon the completion of the Transaction since approval by Fund shareholders was not obtained by that date and will continue in effect until the earlier of shareholder approval of the Proposed Agreement or 150 days from the completion of the Transaction.

A form of the Proposed Agreement is attached as Exhibit A. The description of the Proposed Agreement's terms in this section is qualified in its entirety by reference to Exhibit A.

Board Recommendation

The Board of Directors, including the Disinterested Directors, unanimously recommends that shareholders of the Fund vote "FOR" approval of the Proposed Agreement.

For more information about the Directors' deliberations and the reasons for their recommendation, please see the discussion under the heading "Evaluation by the Board."

Comparison of Prior and Proposed Agreements

The Proposed Agreement for the Fund is substantially identical (but for a few non-material changes) to the Prior Agreement and to the Interim Agreement (apart from the provisions relating to Rule 15a-4) for the Fund. The date of the Proposed Agreement for the Fund will be the date on which shareholders of the Fund approve the Proposed Agreement, and the initial term of the Proposed Agreement expires on September 30, 2007. The next several paragraphs briefly summarize some important provisions of the Proposed Agreement, the Interim Agreement and the Prior Agreement, but for a complete understanding of the Proposed Agreement, you should read Exhibit A. For purposes of the discussion below, the Proposed Agreement, the Interim Agreement and the Prior Agreement each will be referred to as the "Agreement," and BCM and BFM each will be referred to as the "Sub-adviser."

The fees payable to BCM under the Proposed Agreement and the Interim Agreement are paid by WRIMCO and the fee rate will be no greater than the fee rate paid to BFM by WRIMCO under the Prior Agreement. In addition, BCM has assured the Board that it will continue to provide the same level of sub-advisory services to the Fund under the Proposed Agreement as it provides under the Interim Agreement and that BFM provided under the Prior Agreement.

The Prior Agreement was last approved by the shareholders of the Fund on January 20, 2005. The Prior Agreement was submitted to shareholders because the prior sub-advisory agreement would have terminated upon the sale of the Fund's previous sub-adviser, State Street Research & Management Company, to Blackrock. The Interim Agreement has not been approved by shareholders of the Fund, nor is it required to be approved by shareholders, pursuant to Rule 15a-4 under the 1940 Act.

Services and Obligations

Under the Prior Agreement, WRIMCO appointed BFM, and under the Interim Agreement and the Proposed Agreement, respectively, appointed and proposes to appoint BCM (an affiliate of BFM), to perform the portfolio selection services described below for the investment and reinvestment of the Fund's portfolio, subject to the supervision of WRIMCO and subject also to the control and direction of the Board. The Sub-adviser is deemed to be an independent contractor and, except as expressly provided or authorized in the Agreement, the Sub-adviser has no authority, to act for or represent the Corporation or WRIMCO in any way or be deemed an agent of the Corporation or WRIMCO. Under the Agreement, the Sub-adviser provides the below-listed services and assumes the following obligations with respect to the Fund.

(1) Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of WRIMCO, the Sub-adviser has the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The investment of the assets of the Fund are at all times subject to the applicable provisions of the Corporation's Articles of Incorporation and bylaws, as well as the registration statement, current prospectus and statement of additional information applicable to the Fund, and must conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board and by WRIMCO.

(2) In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Sub-adviser is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies of the Fund as set forth in the Fund's registration statement, as amended; and (iii) take such steps as are necessary to implement the aforementioned investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any) of the Sub-adviser, of orders for such purchases and sales.

(3) In connection with the purchase and sale of securities of the Fund, the Sub-adviser arranges for the transmission to WRIMCO (or its designee) and the custodian of the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. The Sub-adviser is required to render such reports to WRIMCO and/or the Board concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as WRIMCO or the Board may from time to time require.

(4) The Sub-adviser, in the name of the Corporation, places or directs the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's registration statement, as amended from time to time. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-adviser is required to create and maintain all necessary brokerage records of the Corporation in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. The Agreement provides that all records will be the property of the Corporation and the Sub-adviser shall make such records available for inspection and use by the Securities and Exchange Commission ("SEC"), the Corporation or any person retained by the Corporation. Where applicable, such records are required to be maintained by the Sub-adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-adviser selects brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to the Sub-adviser in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker. Under the Agreement, the Sub-adviser is required to render such reports, at such intervals and in such form as may be mutually agreed to WRIMCO and/or to the Board regarding the total amount and usage of all commissions generated as a result of trades executed for the Fund's portfolio, as well as information regarding third-party services, if any, received by the Sub-adviser as a result of trading activity with select brokers and dealers.

On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Agreement permits the Sub-adviser, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-adviser also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made in the manner the Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(6) The Sub-adviser is required to review all proxy solicitation materials and is responsible for voting and handling all proxies in relation to the securities held in the Fund.

Standard of Care

Under the Agreement, the Sub-adviser is entitled to rely on information that it reasonably believes to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance of its duties under the Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from war or political act of any foreign government to which such assets might be exposed, provided that nothing in the Agreement will be deemed to protect, or purport to protect, the Sub-adviser against any liability to the Fund or to its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Compensation

The Fund pays WRIMCO a fee accruing daily at an annual rate of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion of the Fund's average daily net assets. WRIMCO pays BFM, and under the Proposed Agreement would pay BCM, a sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets managed by the Sub-adviser.

Renewal and Termination

Each of the Prior Agreement and the Proposed Agreement provides that it continues in effect from year to year, provided its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a majority of the Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Disinterested Directors. At a meeting held on August 29 and 30, 2006, the Board, with the Disinterested Directors voting separately, unanimously approved the continuation of the Prior Agreement until September 30, 2007, subject to termination upon completion of the Transaction, and unanimously approved the Interim Agreement. The Prior Agreement terminates, and the Interim Agreement becomes effective, upon completion of the Transaction. The Interim Agreement remains in effect until the earlier of shareholder approval of the Proposed Agreement or 150 days from the date of the Transaction. The initial term of the Proposed Agreement, if approved by the Fund's shareholders, will continue until September 30, 2007.

The Agreement states that it can be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the Board on 60 days' written notice to the Sub-adviser (10 days' written notice in the case of the Interim Agreement), or by either party to the Agreement upon 60 days' written notice to the other. The Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of WRIMCO's investment management agreement with respect to the Fund.

Other Provisions

The Agreement provides that the Sub-adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas and that the Agreement shall be construed and enforced in accordance with the laws of Maryland, the 1940 Act and the applicable rules and guidance issued by the SEC and its staff thereunder.

Evaluation by the Board

At the Board meeting held on August 30, 2006, all of the Directors, including the Disinterested Directors, voted unanimously to approve the Proposed Agreement and to recommend that shareholders of the Fund vote to approve the Proposed Agreement. At that Board meeting, and for the reasons discussed below (see "Board Considerations" below), the Board, including the Disinterested Directors, unanimously approved the Interim Agreement and the Proposed Agreement and unanimously recommended approval of the Proposed Agreement by shareholders in order to assure continuity of investment sub-advisory services to the Fund after the completion of the Transaction.

At its meeting on August 30, 2006, the Board met with a representative of BlackRock to discuss the Transaction, BCM's general plans and intentions regarding the Fund, and BlackRock's planned combination of its business with that of MLIM. The BlackRock representative reviewed the Transaction and BlackRock's enhanced capabilities for U.S. equity investment strategies that are anticipated to result from the combination with MLIM. The BlackRock representative stated that the Fund's current portfolio manager would continue to serve as the Fund's portfolio manager after the Transaction and that the Transaction is not anticipated to result in any changes to the portfolio management team for the Fund or to the independence with which it operates. In response to questions from Directors and others at the Board meeting, the BlackRock representative: discussed the extent to which BCM would likely seek to engage in brokerage transactions on behalf of the Fund with Merrill Lynch; discussed the portfolio manager's investment style and the relatively high portfolio turnover rate associated with that style; reviewed investment performance of the Fund as well as the general long-term performance of the portfolio manager for BlackRock's small cap value strategy; and confirmed that BlackRock continued to have sufficient capacity in this strategy for its current clients, including the Fund.

The Disinterested Directors also met separately with their counsel to consider the Proposed Agreement and the proposed Interim Agreement. Independent legal counsel provided the Disinterested Directors with a memorandum that explained their responsibilities in evaluating the Fund's investment advisory agreements and the regulatory requirements pertaining to their evaluation.

In connection with their evaluation of the proposed continuance of the Prior Agreement and as relevant to the Proposed Agreement, the Directors reviewed the nature and quality of services provided by BFM and considered the information provided by BFM in response to a request from the Disinterested Directors' legal counsel seeking certain relevant information in connection with the Directors' evaluation of the proposed continuance of the Prior Agreement. In determining whether to approve the proposed continuance of the Prior Agreement and whether to approve the Proposed Agreement, the Directors considered the best interests of the Fund and the overall fairness of the Prior Agreement and the Proposed Agreement, respectively. They considered the following factors to be of primary importance to their approval of the continuance of the Prior Agreement and their approval of the Proposed Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of a peer group of comparable funds and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of a peer group of comparable funds;
  the benefits that accrue to BFM or its affiliates (or are anticipated to accrue to BCM or its affiliates) as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of BFM as well as the qualifications of its personnel, which BCM is expected to enjoy after the Transaction.

With respect to the nature and quality of services provided to the Fund pursuant to the Prior Agreement and anticipated to be provided pursuant to the Proposed Agreement, the Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of the peer group of comparable mutual funds, as selected by Lipper Inc. ("Lipper"). The Directors considered that the Fund's total return performance was lower than the peer group median and the Lipper index for most periods. The Directors discussed the Fund's performance with WRIMCO and the factors bearing on that performance, including the fact that BFM had assumed sub-advisory responsibility for the Fund in January 2005 and had been in the process of making adjustments to the Fund's portfolio. The Directors also noted that WRIMCO recommended the continuance of the Prior Agreement with BFM and approval of the Proposed Agreement with BCM.

The Directors also considered that there was a fund managed by WRIMCO (or its affiliate) with similar investment objectives, policies and strategies as the Fund ("Similar Fund") that had an advisory fee schedule that was the same as the Fund's advisory fee schedule (including a sub-advisory fee to the Sub-adviser that was the same as the Fund's). The Directors considered that the accounts managed by the sub-adviser with similar investment objectives, policies and strategies as the Fund ("Other Accounts") had average advisory fees that were higher than the sub-advisory fees for the Fund. The Directors considered the relevance of the fee information provided for the Similar Fund and the Other Accounts to evaluate the appropriateness and reasonableness of the Fund's management fee and the sub-advisory fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

The Directors also considered BFM's (and BCM's anticipated) research and portfolio management capabilities. They also considered BFM's (and BCM's anticipated) practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, as well as, as applicable, those brokers' and dealers' provision of brokerage and research services to BFM (or, under the Proposed Agreement, to BCM) and the benefits derived by other clients from such services. The Directors also considered that the Sub-adviser had noted that the sub-advisory fee already reflected economies of scale, since the sub-advisory fee was lower than that charged to Other Accounts. The Directors did not consider the profitability of the Sub-adviser to be relevant to their evaluation.

In addition, with respect to the Proposed Agreement, the Directors considered among other things: (i) the strategic reasons for the Transaction, as presented by BlackRock to the Board; (ii) the reputation, financial strength and resources of BlackRock and BCM and the anticipated financial strength and resources of New BlackRock; (iii) that each of BlackRock, MLIM and BCM are experienced and respected asset management firms, and that BlackRock has advised the Board that, in connection with the Transaction, it intends to take steps to combine the investment management operations of BlackRock and MLIM, which is anticipated to enhance BlackRock's equity management capabilities; (iv) the current portfolio manager to the Fund will remain in place after the Transaction; (v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BCM, including compliance services; (vi) the certification from the Fund's Chief Compliance Officer regarding the compliance programs of BCM and its affiliates; (vii) the division of responsibilities between WRIMCO and BCM and the services provided by each of them; (viii) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered; (ix) the fact that the Fund's total sub-advisory fees will not increase by virtue of the Proposed Agreement but, rather, will remain the same, and the fact that WRIMCO will continue to bear all of the Fund's sub-advisory fees; (x) the terms and conditions of the Proposed Agreement and the Prior Agreement are substantially identical (See "Comparison of Prior and Proposed Agreements" above); and (xi) the Fund would not bear the costs of obtaining shareholder approval of the Proposed Agreement.

Based on the discussions, considerations and information described generally above, the Directors determined that the Prior Agreement and the Proposed Agreement are each fair and reasonable and that continuance of the Prior Agreement and, accordingly, that approval of the Proposed Agreement were each in the best interests of the Fund. In reaching these determinations, the Directors concluded that: the nature, extent and quality of the services provided by BFM under the Prior Agreement, and anticipated to be provided by BCM under the Proposed Agreement, for the Fund are adequate and appropriate; and that they retained confidence in BFM's and, as applicable, BCM's anticipated, overall ability to manage the Fund.

In the event that the shareholders do not approve the Proposed Agreement, the Directors of the Corporation will consider what alternatives may then be available.

Vote Required

Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposal 1.

PROPOSAL 2
MANAGER OF MANAGERS STRUCTURE

Introduction

As described above, pursuant to the Investment Management Agreement between WRIMCO and the Fund (the "Management Agreement"), WRIMCO, subject to the supervision of the Board, serves as investment manager to the Fund. WRIMCO is permitted under the Management Agreement, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which WRIMCO is responsible.

If WRIMCO delegates portfolio management duties to a sub-adviser with respect to a series of the Corporation, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of that series. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, each series of the Corporation, including the Fund, must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

"Manager of Managers" Arrangement

Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers have requested and obtained orders ("Orders") from the SEC exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder. Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a "manager of managers" arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds and change the terms of a sub-advisory agreement without obtaining shareholder approval.

In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the "Rule"). If adopted as proposed, the Rule would permit the Board and WRIMCO to employ a "manager of managers" arrangement with respect to the Fund without obtaining an Order, provided that shareholders of the Fund approve the "manager of managers" arrangement prior to implementation. Rule 15a-5, as proposed, would require that any sub-adviser retained to manage a fund be unaffiliated with the investment adviser, directors, trustees and officers of the investment adviser and the fund. The ultimate conditions that would be included in the final Rule are expected to be very similar to those included in recent Orders, but the conditions could differ to some extent from those in recent Orders or the proposed Rule.

The Corporation has not filed an application with the SEC for an Order, and does not currently intend to do so. However, the Corporation may file such an application if the final Rule is not adopted in the near future. There is no assurance that an Order, if applied for, would be issued by the SEC. The Fund and WRIMCO would be required to comply with all conditions of any Order they receive or the Rule, as adopted by the SEC, as applicable. This may include, if required, amending the Management Agreement to expressly provide that WRIMCO is required to supervise and oversee the activities of a sub-adviser on behalf of the Fund.

Employment of the "manager of managers" arrangement by WRIMCO and the Fund is contingent upon (1) either (a) their receipt of an Order from the SEC, or (b) the adoption of the Rule by the SEC, and (2) approval by the Fund's shareholders. Neither WRIMCO nor the Fund can assure that the SEC will either grant an Order or adopt Rule 15a-5 as currently proposed. Because the Board was calling the Meeting to seek shareholder approval of Proposal 1, the Board determined to seek shareholder approval of a "manager of managers" arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future.

Even if shareholders of the Fund approve this proposal, such a structure would not become effective until (1)the Board decides to implement the structure, and (2) either (a) the Fund applies for and obtains an exemption from the requirements under Section 15(a) of 1940 Act, or (b) the SEC adopts proposed Rule 15a-5.

Application of the Proposed "Manager of Managers" Arrangement by the Fund

The proposed "manager of managers" arrangement would permit WRIMCO, as the Fund's investment manager, to make changes to the Fund's sub-advisers and materially amend investment sub-advisory agreements related to the Fund without shareholder approval. This would allow WRIMCO, subject to the Board's approval, to select new or additional sub-advisers for the Fund and terminate and replace existing sub-advisers to the Fund. The "manager of managers" arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing WRIMCO to employ sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements. The Board believes that it is in the best interests of the Fund and its shareholders to adopt a "manager of managers" arrangement. A discussion of the factors considered by the Board is set forth in the section below entitled "Board Approval of 'Manager of Managers' Arrangement".

The process of seeking shareholder approval can be administratively expensive to any series of the Corporation, including the Fund, and may cause delays in executing changes that the Board and WRIMCO have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by the Fund's shareholders). Further, if a sub-adviser is involved in a corporate transaction that could be deemed to result in an assignment of the sub-advisory agreement, such as that described in Proposal 1, the Fund currently must seek shareholder approval of a new sub-advisory agreement, even where there will be no change in the persons managing the Fund or the investment sub-advisory fee paid to the sub-adviser. If shareholders approve the policy authorizing a "manager of managers" arrangement for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint an unaffiliated sub-adviser, in instances in which the Board and WRIMCO believe that the appointment would be in the best interests of the Fund and its shareholders.

The Board, including the Disinterested Directors, would continue to oversee the sub-adviser selection process under the "manager of managers" arrangement to help ensure that the interests of shareholders are protected whenever WRIMCO would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board, including the Disinterested Directors, would evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. The Board, including a majority of the Disinterested Directors, will continue to be required to review and consider each sub-advisory agreement for renewal annually, after the expiration of the initial term. In reviewing new or reviewing existing sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser's compliance with federal securities laws and regulations. WRIMCO and the relevant sub-adviser will continue to have a legal duty to provide the Board with information on all factors pertinent to the Board's decision regarding the sub-advisory arrangement.

Furthermore, operation of the Fund under the proposed "manager of managers" arrangement would not: (1) permit investment management fees paid by a Fund to WRIMCO to be increased without shareholder approval, or (2) diminish WRIMCO's responsibilities to the Fund, including WRIMCO's overall responsibility for the portfolio management services furnished by a sub-adviser. Under the structure, WRIMCO would continue to supervise and oversee the activities of each sub-adviser to the Fund, monitor each sub-adviser's performance and make recommendations to the Board about whether its sub-advisory agreement should be continued, modified, or terminated. Until receipt of an Order from the SEC and/or the adoption of the Rule, WRIMCO will only enter into new or materially amended sub-advisory agreements with shareholder approval, to the extent required by applicable law.

Under the "manager of managers" arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a "manager of managers" arrangement. In each case, shareholders will receive such notice and information within the timeframe required by the Order or Rule, as applicable.

If Proposal 2 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for WRIMCO to enter into new or materially amended sub-advisory agreements with respect to the Fund.

Board Recommendation

The Board of Directors, including the Disinterested Directors, recommends that shareholders of the Fund vote "FOR" approval of the "manager of managers" structure.

Board Approval of "Manager of Managers" Arrangement

At a meeting held November 15, 2006, the Board, including the Disinterested Directors, unanimously approved the use of the "manager of managers" arrangement and determined (1) that it would be in the best interests of the Fund and its shareholders, and (2) to obtain shareholder approval of the same. In evaluating this arrangement, the Board, including the Disinterested Directors, considered various factors and other information, including the following:

1.
A "manager of managers" arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-advisers when the Board and WRIMCO believe that such appointment would be in the best interests of the Fund and its shareholders;

2.
WRIMCO would continue to be directly responsible for monitoring a sub-adviser's compliance with the Fund's investment objectives and investment strategies and analyzing the performance of the sub-adviser; and

3.	No sub-adviser could be appointed, removed or replaced without the Board's approval and involvement.

Vote Required

Approval of Proposal 2 requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposal 2.

ADDITIONAL INFORMATION

Additional Information about Waddell & Reed Investment Management Company ("WRIMCO")

WRIMCO, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, is a subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, a publicly held company. WRIMCO currently provides investment management services to the Fund and other funds in the W&R Target Funds, Inc., Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. WRIMCO is a SEC-registered investment adviser with approximately $33 billion in assets under management as of June 30, 2006.

During the fiscal year ended December 31, 2005, the Fund paid WRIMCO fees of $1,232,596. During the fiscal year ended December 31, 2005 WRIMCO paid subadvisory fees to BFM and its predecessor, State Street Research & Management Company, in the amount of $598,228. There were no other material payments by the Fund to BFM or any of its affiliates during that period.

Additional Information about BlackRock Capital Management, Inc. ("BCM")

BCM is an indirect, wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which trades on the New York Stock Exchange under the symbol BLK. BlackRock is one of the largest publicly traded investment management firms in the United States, with over $1 trillion of assets under management as of September 30, 2006. Merrill Lynch & Co., Inc., headquartered in New York, NY, owns approximately 45% of BlackRock's outstanding voting securities and may be considered a contolling person of BlackRock. The PNC Financial Services Group, headquartered in Pittsburgh, PA, owns approximately 34% of BlackRock's outstanding voting securities. The balance of the shares is split between employees and the public. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets at September 30, 2006, of approximately $1 trillion.

BCM currently manages three other funds with a small cap value strategy that have similar objectives to the Fund. BCM is the investment adviser for the BlackRock Small Cap Value Equity Portfolio, and the investment sub-adviser for Client A Fund and Client B Fund. Information with respect to the assets of and management fees payable to BCM by those funds is set forth below:

Name of Fund	Total Net Assets at June 30, 2006 (in millions)	Annual Management Fee as a % of Average Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Blackrock Small Cap Value Equity Portfolio	$102	0.55% of net assets up to $1 billion; 0.50% of net assets over $1 billion and up to $2 billion; 0.475% of net assets over $2 billion and up to $3 billion; and 0.45% of net assets over $3 billion	N/A
Client A	$103	0.50% of net assets	N/A
Client B	$178	0.50% of net assets	N/A

The following table lists the names, addresses and principal occupations of the principal executive officer and each director of BCM:

Name and Address	Status or Title with BCM
Lawrence D. Fink	Chairman and Chief Executive Officer
Ralph L. Schlosstein	President and Director
Robert S. Kapito	Vice Chairman and Director
Robert P. Connolly	General Counsel, Secretary and Managing Director
Susan L. Wagner	Vice Chairman and Chief Operating Officer
Steven E. Buller	Chief Financial Officer and Managing Director
Keith L. Anderson	Vice Chairman
Charles S. Hallac	Vice Chairman
Barbara G. Novick	Vice Chairman
Robert Doll	Vice Chairman
Robert Fairbairn	Vice Chairman

The address of the principal executive officer and each of directors listed above is BlackRock Capital Management, Inc., 100 Bellevue Parkway, Wilmington, DE 19809.

Organization and Management of the Corporation

The Corporation is governed by the Board. A majority of the Board members are Disinterested Directors. The Board elects the officers who are responsible for administering the Fund's day-to-day operations. Each Director and officer serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified. The Disinterested Directors and their principal occupations during the past five years are:

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director	Professor of Law, Washburn Law School (1998 to present); Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 67	Director

President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; President, Missouri Institute of Justice; Director, Salvation Army; Advisory Director, UMB Northland Board (Financial Services)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 73	Chairman and Director	Senior Advisor to the President, J. Paul Getty Trust (2004 to present); Professor, University of Utah (until 2005)
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director	First Lady of Kansas (until 2003); Chairman and Director, Greater Kansas City Community Foundation
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Director

Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); Consultant, MTV Associates (2004); Director and Shareholder, Valliance Bank; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003); Director, Central Bank & Trust; Central Financial Corporation
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 82	Director	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC; Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shalton Welte Suelthaus, L.P. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 53	Director	Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm (1980 to present); Director, Columbian Bank & Trust
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director

Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director

Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art

Interested Director

The following Director is "interested" by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. or its wholly owned subsidiaries, including the Fund's investment manager, WRIMCO, as well as by virtue of his personal ownership of shares of WDR.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	President and Director

CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's principal officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Treasurer, Vice President and Principal Accounting Officer

Treasurer and Principal Accounting Officer of each of the funds in the Waddell & Reed Fund Complex since 2006; Vice President of each of the funds in the Advisors Funds Complex since 2006; Assistant Treasurer of each of the funds in the Waddell & Reed Fund Complex from 2003 to 2006; Senior Manager, Deloitte & Touche LLP from 2001 to 2003

Mara Herrington 6300 Lamar Avenue Overland Park KS 66202 Age: 42	Vice President and Secretary	Vice President and Secretary of each of the funds in the Waddell & Reed Fund Complex since 2006; formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc.
Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President, Assistant Secretary and Associate General Counsel

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 41	Vice President, General Counsel and Assistant Secretary

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President and Chief Compliance Officer

Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); Vice President of each of the funds in the Advisors Funds Complex since 2006; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

As of September 30, 2006, the Corporation believes that its Directors and officers, as a group, owned less than 1% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ABOUT THE MEETING

The investment adviser of the Fund is WRIMCO, the principal underwriter is Waddell & Reed, Inc., and the Administrator is Waddell & Reed Services Company. Each of these entities has as its principal place of business 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Shareholder Reports

Copies of the Fund's Annual Report for the fiscal year ended December 31, 2005, and Semi-Annual Report for the period ended June 30, 2006, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of the those reports, without charge, by writing to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 888-WADDELL.

Voting Rights

Shareholders of record on November 20, 2006 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

The shares of the Fund are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the "Variable Accounts") as a funding vehicle for certain variable life insurance policies and certain variable annuity contracts (collectively, the "Policies") offered by the Variable Accounts of certain life insurance companies (each, a "Participating Insurance Company"). As of the date of this proxy statement, the Participating Insurance Companies are Nationwide Insurance Company and Minnesota Life Insurance Company. Each of the Variable Accounts has a sub-account ("Sub-Account"), the assets of which are invested in shares of the Fund. As of the record date, the Fund had 11,651,379.746 outstanding shares.

Each Participating Insurance Company is the legal owner of all Fund shares held by that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from the owners of the Policies issued by it ("Policyowners") with respect to all matters to be acted upon at the Special Meeting. The Policyowners permitted to give instructions for the Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date for the Special Meeting. The number of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner's percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Fund shares attributable to its Policies as to which no timely instructions are received, and any Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to its Policies participating in the Fund. The effect of such proportional voting is that a small number of shareholders may determine the outcome of the vote.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Assistant Secretary at the principal executive office of the Corporation at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Corporation. A superseding proxy may also be executed by voting via telephone or internet. The superseding proxy need not be voted using the same method (mail, telephone, internet) as the original proxy vote.

Quorum, Voting at the Meeting and Adjournment

The presence in person or by proxy of a majority of the Fund's shares entitled to vote is a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 90 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the proposals, abstentions and broker "non-votes" will be treated as shares voted "Against" the proposals. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Other Matters to Come Before the Meeting

Management of the Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals for Future Meetings

The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. In order for a shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, the proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

The only persons known to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the record date were:

	Shares owned
Name and Address	Beneficially
of Beneficial Owner	or of Record	Percent
-------------------	------------	-------

Minnesota Life Insurance Co	3,615,319	31.03%
Individual Annuities
400 Robert St N
Saint Paul MN 55101-2015

Minnesota Life Insurance Co	3,660,277	31.41%
Individual Life
400 Robert St N
Saint Paul MN 55101-2015

Minnesota Life Insurance Co	2,041,909	17.53%
Group Life
400 Robert St N
Saint Paul MN 55101-2015

Nationwide Insurance Company	779,448	6.69%
NWVA-9
c/o IPO Portfolio Accounting
P O Box 182029
Columbus OH 43218-2029

Minnesota Live WRVA	789,170	6.77%
400 Robert St N
Saint Paul MN 55101-2037

Expenses

BlackRock and Merrill Lynch have agreed to bear the total costs of the Special Meeting which includes all the costs of preparing, printing and mailing the proxy materials for the Special Meeting and all costs of solicitation of proxies. The solicitation of proxies will be made primarily by mail, oral communication, telephone, or other permissible electronic means by representatives of the Corporation, Corporation affiliates, WRIMCO, WRIMCO affiliates and certain broker-dealers (who may be specifically compensated for such services).

By order of the Board of Directors,

Kristen A. Richards
Assistant Secretary

December 15, 2006

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT, made as of the ___ day of ______, 2006, by and between Waddell & Reed Investment Management Company, a Kansas corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Adviser") and BlackRock Capital Management, Inc., a Delaware corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

WHEREAS, the Adviser is the investment manager to W&R Target Funds, Inc., (the "Funds"), an open-end diversified management investment company organized as a series fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Funds' Small Cap Value Portfolio (hereinafter "Portfolio"), and the Sub-Adviser desires to furnish such services to the Adviser;

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1.	Appointment of Sub-Adviser

In accordance with and subject to the Investment Management Agreement between the Funds and the Adviser dated July 23, 2003, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Portfolio, subject to the control and direction of the Funds' Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

2.	Obligations of and Services to be Provided by the Sub-Adviser

(a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Portfolio of the Funds:

(1)
The investment of the assets of the Portfolio shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Funds and shall conform to the investment objectives, policies and restrictions of the Portfolio as set forth in such documents provided to Sub-adviser and as interpreted from time to time by the Board of Directors of the Funds and by the Adviser, including diversification of the holdings of the Portfolio as a segregated asset account in accordance with Section 817 of the Internal Revenue Code, as amended (the "Code"), and Regulation Section 1.817-5 thereunder, provided that the Adviser shall be responsible for ensuring that the Funds as a whole is "adequately diversified" if and to the extent required by Section 817(h) of the Code and Regulation 1.817-5 thereunder. Within the framework of the investment objectives, policies and restrictions of the Portfolio, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Portfolio. The Adviser agrees to promptly inform the Sub-Adviser in writing if such objective, policies or restrictions change and to deliver to the Sub-Adviser updated documents, if prepared.

(2)
In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objective and related investment policies for the Portfolio as set forth in the Funds' Registration Statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser, of orders for such purchases and sales.

(3)
In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser (or its designee) and the Custodian for the Funds on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Funds' Board of Directors concerning the investment activity and portfolio composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(4)
The Sub-Adviser shall, in the name of the Funds, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Funds' Registration Statement, as amended from time to time, and under the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act. In connection with the placement of orders for the execution of the Portfolio's transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Funds in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Funds and shall be available for inspection and use by the Securities and Exchange Commission, the Funds or any person retained by the Funds. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(5)
In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Portfolio's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Portfolio's or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

The Sub-Adviser shall render such reports to the Adviser and/or to the Funds' Board of Directors regarding the total amount and usage of all commissions generated as a result of trades executed for the Portfolio's holdings, as well as information regarding third-party services, if any, received by the Sub-Adviser as a result of trading activity with select brokers and dealers.

(b)
The Sub-Adviser shall use the same skill and care in providing services to the Portfolio as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

(c)
The Sub-Adviser shall (i) comply with all reasonable requests of the Funds (through the Adviser) for information, including information required in connection with the Corporation's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii)  provide such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to the administration of the Funds.

(d)
The Sub-Adviser shall furnish to the Adviser for distribution to the Funds' Board of Directors periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Funds' officers or Board of Directors shall reasonably request.

(e)
On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers. In no instance, however, will the Fund's assets be purchased from or sold to the Adviser, the Sub-Adviser, the Funds' underwriter, or any affiliated person of either the Funds, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(f)
Consistent with U.S. securities laws, the Sub-Adviser agrees to adopt written trade allocation procedures that are "fair and equitable" to its clients which are consistent with the investment policies set out in the prospectuses and statements of additional information (including amendments) of the Portfolio or as the Funds' Board of Directors may direct from time to time. The Sub-Adviser also agrees to effect securities transactions in client accounts consistent with the allocation system described in such written procedures, to keep accurate records of such transactions and to fully disclose such trade allocation procedures and practices to clients.

(g)
The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other appropriate parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

The Sub-Adviser shall provide to the Advisor a copy of Sub-Adviser's written proxy voting policies and procedures, as adopted, including policies on addressing potential conflicts of interest and a copy of any summary of the procedures, if applicable. Sub-Adviser shall also be responsible for maintaining records with respect to the proxy votes cast for the Portfolio. The records shall conform to the applicable SEC proxy regulations.

Records of all applicable proxy voting records will be provided to the Adviser within 3 business days of any request, written or oral (voting records should be available in hard and soft copy).

(h)
The Sub-Adviser shall review all notices, including but not limited to corporate action notices, and provide and respond to all corresponding requests for information in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other appropriate parties providing services to the Portfolio to promptly forward misdirected corporate action notices to the Sub-Adviser.

(i)
The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement and/or any termination or resignation of senior (key) personnel.

3.	Delivery of Documents to the Adviser. The Sub-Adviser has furnished the Adviser with copies of each of the following documents:

(a) The Sub-Adviser's current Form ADV and any amendments thereto, if applicable;

(b) The Sub-Adviser's most recent audited balance sheet;
(c)
Separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Corporation assets for the Portfolio; and

(d) The Code of Ethics of the Sub-Adviser as currently in effect.

The Sub-Adviser will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Sub-Adviser will provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Adviser.

4.	Expenses

During the terms of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

5.	Compensation

In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Portfolio hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Portfolio. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Funds. The fee shall be payable in arrears on the last day of each calendar month.

The amount of such annual fee, as applied to the average daily value of the net assets of the Portfolio shall be as described in the schedule below:

Assets Fee

Net Portfolio Assets 0.50%

6.	Renewal and Termination

This Agreement shall continue in effect until September 30, 2007, and from year to year thereafter provided such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of a Portfolio, or by a vote of the majority of the Funds' Board of Directors. And further provided that such continuance is also approved annually by a vote of the majority of the Funds' Board of Directors who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Funds' Board of Directors or by a vote of a majority of the outstanding voting securities of the class of capital stock of the Portfolio on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Management Agreement between the Funds and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

7.	General Provisions

(a)
The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Portfolio's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Portfolio or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

(b)
The Adviser and the Funds' Board of Directors understand that the value of investments made for the Account may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Portfolio. The Adviser and the Funds' Board of Directors acknowledge that each Portfolio is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Portfolio by Sub-Adviser are subject to various market and business risks.

(c)
This Agreement shall not become effective unless and until it is approved by the Board of Directors of the Funds, including a majority of the members who are not "interested persons" to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval, and by a majority of the outstanding voting securities of the class of capital stock of the Fund.

(d)
The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Portfolio. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Portfolio, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

(e)
Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Funds, or persons otherwise affiliated with the Funds (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

8.
Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund or such persons as the Adviser may designate in connection with the Portfolio. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

(a)
The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(d)
The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds' ("Registration Statement"), and (ii) Funds' prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Funds of which the Sub-Adviser has knowledge and except as advised in writing to the Adviser such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

10.	Use of Names.

(a)
The Sub-Adviser acknowledges and agrees that the names W&R Target Funds, Inc. and Waddell & Reed Investment Management Company, and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Funds, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names W&R Target Funds, Inc. and Waddell & Reed Investment Management Company, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to W&R Target Funds, Inc. and Waddell & Reed Investment Management Company, or the Portfolio or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Portfolio in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Portfolio, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

(b)
The Sub-Adviser acknowledges that the Portfolio and its agents may use the "BlackRock Capital" and "BlackRock Capital Management, Inc." names and the name of the responsible portfolio manager(s) in connection with accurately describing the activities of the Portfolio, including use with marketing and other promotional and informational material relating to the Portfolio. The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

11.
Reports by the Sub-Adviser and Records of the Portfolio. The Sub-Adviser shall furnish the Adviser monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required to be disclosed in the Funds' Registration Statement, in such form as may be mutually agreed. The Sub-Adviser shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Funds, the Adviser or their agents at all reasonable times during normal business hours. The Sub-Adviser shall immediately notify and forward to both the Adviser and legal counsel for the Funds any legal process served upon it on behalf of the Adviser or the Funds. The Sub-Adviser shall promptly notify the Adviser of any changes in any information concerning the Sub-Adviser of which the Sub-Adviser becomes aware that would be required to be disclosed in the Funds' Registration Statement.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser agrees that all records it maintains for the Portfolio are the property of the Portfolio and the Funds and further agrees to surrender promptly to the Funds or the Adviser any such records upon the Funds' or the Adviser's request. The Sub-Adviser further agrees to maintain for the Funds the records the Funds are required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Portfolio. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Funds.

12.
Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser, the Portfolio, the Funds or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as sub-adviser of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Portfolio or the Funds or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Sub-Adviser to the Adviser, the Funds or any affiliated person of the Adviser or the Funds expressly for use in the Funds' Registration Statement, or upon verbal information confirmed by the Sub-Adviser in writing expressly for use in the Funds' Registration Statement or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Adviser, any of the Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Portfolio or the Funds or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Funds other than in reliance upon written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser, expressly for use in the Funds' Registration Statement or other than upon verbal information confirmed by the Sub-Adviser in writing expressly for use in the Funds' Registration Statement; provided, however, that in no case is the Adviser's indemnity in favor of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

13.	Assignment by the Sub-adviser. This Agreement shall not be assigned by the Sub-adviser to any other person or company without the Adviser's prior written consent.

14.
Jurisdiction and Applicable Law. The Sub-adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. This Agreement shall be construed and enforced in accordance with the laws of Maryland, the 1940 Act and the applicable rules and guidance issued by the Securities and Exchange Commission and its staff thereunder. The Sub-adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-adviser is subject by a suit upon such judgment.

Nothing in this Section 14 shall affect the right of the Adviser to serve process in any manner permitted by law or limit the right of the Adviser to bring proceedings against the Sub-adviser in the courts of any jurisdiction or jurisdictions.

15.
Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Adviser: WADDELL & REED INVESTMENT MANAGEMENT COMPANY
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Henry J. Herrmann, President

If to the Fund or Portfolio: W&R TARGET FUNDS, INC.
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Kristen A. Richards, Vice President and Assistant Secretary

If to the Sub-Adviser: BLACKROCK CAPITAL MANAGEMENT, INC.

19.
Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

20.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

By:____________________________________
          Henry J. Herrmann
Its:      President
Date:

BLACKROCK CAPITAL MANAGEMENT, INC.

By:____________________________________

Its:____________________________________

Date:____________________________________

Form of Proxy Card

PROXY TABULATOR P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to Website www.proxyweb.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-888-221-0697

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

W&R TARGET SMLL CAP VALUE PORTFOLIO

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.

Vote on Proposals:

1.	To approve a sub-advisory agreement between Waddell & Reed Investment Management Company and BlackRock Capital Management, Inc. with respect to the Portfolio.

	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN

2.
To authorize a "manager of managers" structure for the Portfolio whereby Waddell & Reed Investment Management Company will be able to make changes to the Portfolio's sub-advisers and materially amend investment sub-advisory agreements related to the Portfolio without obtaining shareholder approval.

	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign name or names as appearing on proxy
and return promptly in the enclosed postage-paid envelope.
If signing as a representative, please include capacity.

_________________________________   _______    __________________________    ______

Signature [PLEASE SIGN WITHIN BOX]   Date           Signature (Joint Owners)                  Date

W&R TARGET SMALL CAP VALUE PORTFOLIO	SPECIAL MEETING OF THE
SHAREHOLDERS
A Series of W&R TARGET FUNDS, INC.	February 2, 2007

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned, having received Notice of the February 2, 2007 Special Meeting of Shareholders of the above referenced fund (the "Portfolio"), a series of W&R Target Funds, Inc. (the "Corporation"), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at 6300 Lamar Avenue, Overland Park, Kansas on February 2, 2007 at 1:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Corporation, or by voting in person at the Special Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF CARD.

Form of Buckslip

W&R TARGET FUNDS

THREE EASY WAYS TO VOTE YOUR PROXY

The accompanying proxy statement discusses important matters affecting W&R Target Small Cap Value Portfolio, a series of W&R Target Funds, Inc. Please take time to read the proxy statement, then cast your vote. There are three easy ways to vote -- choose the method that's most convenient for you. Please vote all proxy cards received.

1.	Vote by telephone. Just call our dedicated proxy voting number -- 1-888-221-0697. This is a toll-free number. It's available 24 hours a day, seven days a week. For each proxy, enter the 14-digit number printed on the upper portion of the card and follow the voice promptings to record your vote.

2.	Vote by Internet. Visit the web site -- www.proxyweb.com and enter the 14-digit number. Then follow the voting instructions that will appear. Vote each card received separately.

3.	Vote by mail. Simply fill out the proxy card(s) and return them to us in the enclosed postage paid envelope. Please do not return your cards if you vote by phone or Internet.

Remember -- your vote matters.
Please vote today!